UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Polaryx Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1. Election of Class I Directors: NOMINEES : Alex Yang, J.D., LL.M Mitchel Berger, M.D. Important Notice of Availability of Proxy Materials for the Annual Meeting of Shareholders of Polaryx Therapeutics, Inc. to be held on September 10, 2026, at 9:00 a.m. Eastern Time Virtual meeting: edge.media - server.com/mmc/p/3xysc6n4 (password: polaryx2026) This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e - mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before August 27, 2026. Please visit www.eqproxyportal.com/29861/annual , where the following materials are available for view: • Notice of Annual Meeting of Shareholders • Proxy Statement • Proxy Card • Annual Report on Form 10 - K TO REQUEST MATERIAL: TELEPHONE : 1 - 888 - Proxy - NA ( 1 - 888 - 776 - 9962 ) or + 1 - 201 - 299 - 6210 worldwide E - MAIL : helpAST@equiniti . com WEBSITE : us . astfinancial . com/OnlineProxyVoting/ProxyVoting/RequestMaterials ONLINE : To access your online proxy card, please visit www . voteproxy . com and follow the on - screen instructions or scan the QR code with your smartphone . You may enter your voting instructions at www . voteproxy . com until 11 : 59 p . m . Eastern Time the day before the meeting . MAIL : You may request a proxy card by following the instructions above . TO VOTE: COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER Please note that you cannot use this notice to vote by mail. 2 . Proposal to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year ending December 31 , 2026 . THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF CLASS I DIRECTORS, AND “FOR” PROPOSAL 2 .